UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Strategic Municipal
Bond Fund, Inc.

ANNUAL REPORT November 30, 2011

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Cash Flows
27	Statement of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Additional Information
44	Important Tax Information
45	Proxy Results
46	Information About the Renewal of the Fund’s Investment Advisory Agreement
51	Board Members Information
54	Officers of the Fund
57	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2010, through November 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe in August and September after a major credit rating agency downgraded long-term U.S. government debt. While most fixed-income securities proved volatile in this tumultuous environment, municipal bonds held up relatively well due to robust demand for a limited supply of newly issued securities.

The economic outlook currently remains clouded by uncertainty regarding the ability of European policymakers to contain the region’s debt crisis. However, conditions in the United States seem to be improving as inflationary pressures have receded, consumer confidence has strengthened and the unemployment rate has declined.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2010, through November 30, 2011

Fund and Market Performance Overview

For the 12-month period ended November 30, 2011, Dreyfus Strategic Municipal Bond Fund achieved a total return of 10.72% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.570 per share, which reflects a distribution rate of 6.79%.2

After encountering weak market conditions over the final weeks of 2010, municipal bonds generally rebounded in 2011 as a reduced supply of newly issued securities was met by robust investor demand.The fund’s results were enhanced by its leveraging strategy, which continued to benefit from historically low short-term interest rates.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also has issued auction-rate preferred stock (ARPS), a percentage of which remains outstanding from its initial public offering, and has invested the proceeds in a manner consistent with its investment objective.This, along with the fund’s participation in secondary inverse floater structures, have the effect of “leveraging” the portfolio, which can magnify gain and loss potential depending on market conditions.

Over time, many of the fund’s older, higher yielding bonds have matured or were redeemed by their issuers.We have attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

existing holdings.When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Municipal Bonds Held Up Relatively Well Amid Uncertainty

Stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings generally supported investor sentiment into the first quarter of 2011.While investor confidence was shaken in February due to political unrest in the Middle East, and again in March, when natural and nuclear disasters struck Japan, most markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece and other members of the European Union struggled with a resurgent sovereign debt crisis, U.S. economic data disappointed as unemployment remained high and housing markets struggled, and a debate regarding U.S. government spending and borrowing intensified. In August, one major credit rating agency made the unprecedented move of downgrading its assessment of long-term U.S. debt.As a result, riskier assets suffered volatility as investors shifted their focus to traditionally defensive investments.

Despite these developments, municipal bond prices were buoyed in 2011 by steady investor demand for a limited supply of newly issued securities, more than offsetting the effects of market weakness at the end of 2010.The expiration of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing during 2011.Yet, demand remained robust from investors seeking competitive levels of tax-exempt income.

Revenue Bonds Buoyed Relative Performance

The fund’s results were driven by strong performance among longer-term bonds, which fared well when long-term interest rates fell amid deteriorating economic conditions during much of the reporting period. In addition, the ongoing use of auction rate preferred instruments for the fund’s leveraging strategy proved effective as the fund’s borrowing costs remained anchored by historically low short-term interest rates.

We maintained underweighted exposure to general obligation bonds amid uncertainty regarding the potential impact of federal budget cuts on state budgets. Instead, we focused on revenue bonds backed by essential-services facilities — such as utilities, waterworks and sewer districts—which fared well over the reporting period. Although the fund encountered relatively few disappointments over the reporting period, bonds backed by the states’ settlement of litigation with U.S. tobacco companies were hurt by credit-rating downgrades.

Investing in a Slow-Growth Environment

Throughout the reporting period, we took steps to improve the fund’s risk profile by increasing the credit quality of its holdings, including municipal bonds that historically have been attractive to individual investors. In our view, such securities are likely to be the focus of robust demand as individuals grow more concerned about persistently low interest rates and potential tax increases.At the same time, we intend to remain vigilant in monitoring economic and market developments, including risks stemming from changes in interest rates and credit conditions, until the direction and strength of the U.S. economy become clearer.

December 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 31, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

SELECTED INFORMATION

November 30, 2011 (Unaudited)

Market Price per share November 30, 2011	$8.39
Shares Outstanding November 30, 2011	48,751,823
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended November 30, 2011
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2011	May 31, 2011	August 31, 2011	November 30, 2011
High	$7.83	$7.91	$8.27	$8.56
Low	7.09	7.41	7.43	7.84
Close	7.48	7.85	8.27	8.39

PERCENTAGE GAIN (LOSS) based on change in Market Price*

November 22, 1989 (commencement of operations)
through November 30, 2011		271.75%
December 1, 2001 through November 30, 2011		92.41
December 1, 2006 through November 30, 2011		25.48
December 1, 2010 through November 30, 2011		13.67
March 1, 2011 through November 30, 2011		18.41
June 1, 2011 through November 30, 2011		10.72
September 1, 2011 through November 30, 2011		3.24

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)	$9.32
November 30, 2010	7.87
February 28, 2011	7.51
May 31, 2011	7.79
August 31, 2011	8.03
November 30, 2011	8.10

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2011		285.10%
December 1, 2001 through November 30, 2011		79.40
December 1, 2006 through November 30, 2011		22.19
December 1, 2010 through November 30, 2011		10.72
March 1, 2011 through November 30, 2011		13.86
June 1, 2011 through November 30, 2011		7.71
September 1, 2011 through November 30, 2011		2.65

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
November 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—146.9%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.2%
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/24	1,000,000		888,460
Arizona—7.5%
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	13,198,367	[a,b]	13,799,363
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/33	6,010,000		6,311,161
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.50	7/1/26	4,000,000		3,430,640
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	6,000,000		6,119,700
California—15.9%
Barclays Capital Municipal Trust
Receipts (Los Angeles
Department of Airports, Senior
Revenue (Los Angeles
International Airport))	5.00	5/15/31	5,247,500	[a,b,c]	5,568,590
California,
GO (Various Purpose)	5.75	4/1/31	7,800,000		8,589,672
California,
GO (Various Purpose)	6.00	3/1/33	2,250,000		2,525,670
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000		5,834,300
California,
GO (Various Purpose)	6.00	11/1/35	5,000,000		5,581,200
California Statewide Communities
Development Authority, Revenue
(Front Porch Communities and
Services Project)	5.13	4/1/37	4,975,000	[b]	4,184,323
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	2,000,000		1,593,700

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	8,335,000		5,688,471
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/34	2,885,000		3,018,778
Sacramento City Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	7/1/24	5,220,000	[d]	2,752,871
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	4,000,000	[c]	4,290,280
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	1,500,000		1,575,300
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,657,500
Santa Margarita/Dana Point
Authority, Revenue (Santa
Margarita Water District
Improvement Districts
Numbers 2,3 and 4)	5.13	8/1/38	5,000,000		5,235,200
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	15,290,000	[d]	1,499,490
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	2,000,000		2,216,960
Colorado—.3%
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	955,000		1,024,008

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—1.3%
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000		4,985,100
Florida—7.7%
Florida,
Department of Transportation
Right-of-Way Acquisition and
Bridge Construction Bonds	5.00	7/1/24	3,500,000		3,995,775
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.00	11/15/27	3,500,000		3,614,590
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	5,000,000	[c]	5,268,750
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	4,500,000		4,763,430
Palm Beach County Health
Facilities Authority,
Retirement Community Revenue
(Adult Communities Total
Services, Inc. Retirement—
Life Communities, Inc.
Obligated Group)	5.50	11/15/33	6,825,000		6,642,568
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	6.00	8/1/45	3,500,000		3,543,260
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	2,500,000		2,549,025
Georgia—4.6%
Atlanta,
Airport General Revenue	5.00	1/1/26	3,500,000	[c]	3,619,945

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	4,865,000		5,528,537
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	3,750,000		3,964,913
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000	[c]	2,276,125
Savannah Economic Development
Authority, EIR (International
Paper Company Project)	6.20	8/1/27	2,670,000		2,728,847
Hawaii—1.2%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.63	7/1/30	2,500,000		2,568,350
Hawaii Department of Budget and
Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,000,000		2,165,060
Idaho—.0%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	185,000		185,215
Illinois—2.6%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	3,000,000	[c]	3,231,900
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.25	10/1/32	785,000		811,486
Illinois Finance Authority,
Recovery Zone Facility Revenue
(Navistar International
Corporation Project)	6.50	10/15/40	2,000,000		2,065,500
Illinois Finance Authority, Revenue
(Sherman Health Systems)	5.50	8/1/37	1,020,000		965,654

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	3,000,000		3,163,200
Indiana—.7%
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport Authority
Project) (Insured; AMBAC)	5.00	1/1/36	3,000,000	[c]	2,911,980
Iowa—.4%
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	2,000,000		1,684,060
Kentucky—.3%
Louisville/Jefferson County
Metro Government, Health
Facilities Revenue (Jewish
Hospital and Saint Mary’s
HealthCare, Inc. Project)	6.13	2/1/37	1,000,000		1,032,500
Louisiana—2.0%
Lakeshore Villages
Master Community
Development District,
Special Assessment Revenue	5.25	7/1/17	1,987,000	[e]	794,204
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue
(Westlake Chemical
Corporation Projects)	6.75	11/1/32	4,000,000		4,177,880
Louisiana Public Facilities
Authority, Revenue (Belle
Chasse Educational
Foundation Project)	6.50	5/1/31	2,750,000		2,896,190
Maine—.6%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	2,000,000		2,187,160

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland—.4%
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	2,550,000		1,680,756
Massachusetts—12.8%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue))	5.00	7/1/38	10,200,000	[a,b]	10,867,590
JPMorgan Chase Putters/Drivers
Trust (Massachusetts,
Consolidated Loan)	5.00	4/1/19	6,400,000	[a,b]	7,237,568
JPMorgan Chase Putters/Drivers
Trust (Massachusetts
Development Finance
Agency, Revenue (Harvard
University Issue))	5.25	2/1/34	10,000,000	[a,b]	11,324,300
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	2,500,000		2,776,375
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Civic Investments Issue)
(Prerefunded)	9.00	12/15/12	1,500,000	[f]	1,629,255
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	115,000		115,880
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	5,000,000		5,377,250
Massachusetts Housing Finance
Agency, Housing Revenue	7.00	12/1/38	5,000,000		5,556,700
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	5,575,000		5,589,997

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—7.8%
Detroit,
Sewage Disposal System
Senior Lien Revenue
(Insured; Assured Guaranty
Municipal Corp.)	7.50	7/1/33	3,500,000		4,144,840
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000		1,886,940
Michigan Strategic Fund,
LOR (State of Michigan Cadillac
Place Office Building Project)	5.25	10/15/31	4,500,000		4,684,455
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	7,020,000		6,637,199
Royal Oak Hospital
Finance Authority, HR
(William Beaumont Hospital
Obligated Group)	8.00	9/1/29	5,000,000		5,971,850
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/34	8,260,000	[c]	7,658,589
Minnesota—.6%
Tobacco Securitization Authority
of Minnesota, Tobacco
Settlement Revenue	5.25	3/1/31	2,500,000		2,530,450
Nevada—1.3%
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	5,000,000	[c]	5,159,150
New Hampshire—1.4%
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,400,000		5,411,772

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—5.0%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.50	12/15/29	5,000,000		5,404,600
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	3,000,000		3,151,800
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	250,000		191,143
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.00	6/1/13	10,095,000	[f]	11,089,156
New Mexico—1.3%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	5,000,000		5,122,100
New York—13.7%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	10,000,000	[a,b,c]	11,092,700
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance Authority,
Future Tax Secured Revenue)	5.00	5/1/30	4,488,203	[a,b]	4,876,341
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue)	5.50	11/1/27	5,000,000	[a,b]	5,805,250
JPMorgan Chase Putters/Drivers
Trust (New York City
Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue)	5.25	11/1/18	5,000,000	[a,b]	5,789,750
Long Island Power Authority,
Electric System
General Revenue	6.25	4/1/33	3,000,000		3,428,370

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Metropolitan Transportation
Authority, Transportation Revenue	6.25	11/15/23	8,425,000	[c]	9,974,358
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	2,785,000		3,345,704
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	5,000,000	[c]	4,315,900
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)	9.50	4/15/14	605,000		679,802
Port Authority of New York and
New Jersey, Special Project
Bonds (JFK International Air
Terminal LLC Project)	6.00	12/1/36	4,710,000	[c]	4,927,508
North Carolina—3.1%
Barclays Capital Municipal Trust
Receipts (North Carolina
Medical Care Commission,
Health Care Facilities Revenue
(Duke University Health System))	5.00	6/1/42	10,000,000	[a,b]	10,218,800
North Carolina Housing
Finance Agency, Home
Ownership Revenue	5.88	7/1/31	1,955,000		1,956,447
Ohio—5.0%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	2,500,000		1,750,725
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	3,000,000		2,925,660
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	4,200,000		4,643,100
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	2,530,000	[b]	1,893,553

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	3,000,000		2,766,690
University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/22	5,000,000		5,627,150
Oregon—.4%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	1,500,000		1,511,760
Pennsylvania—3.0%
Delaware County Industrial
Development Authority, Charter
School Revenue (Chester
Community Charter
School Project)	6.13	8/15/40	3,500,000		3,248,665
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	3,000,000	[a,b]	3,116,640
Philadelphia,
GO	6.50	8/1/41	4,700,000		5,377,317
Rhode Island—1.4%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)
(Insured; Assured Guaranty
Municipal Corp.)	7.00	5/15/39	5,000,000		5,666,250
Tennessee—1.6%
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/29	2,500,000		2,857,450

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue
(The Vanderbilt University)	5.50	10/1/34	3,000,000		3,333,000
Texas—20.9%
Barclays Capital Municipal Trust
Receipts (Leander Independent
School District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program))	5.00	8/15/40	9,997,299	[a,b]	10,562,499
Barclays Capital Municipal Trust
Receipts (Texas A&M University
System Board of Regents,
Financing System Revenue)	5.00	5/15/39	13,160,000	[a,b]	14,033,034
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	3,000,000	[c]	3,000,330
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	9,290,000		10,450,971
Harris County Health Facilities
Development Corporation,
Revenue (CHRISTUS Health)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/15	1,500,000		1,644,315
Houston,
Combined Utility System
First Lien Revenue
(Insured; Assured
Guaranty Municipal Corp.)	6.00	11/15/36	5,000,000		5,665,100
Matagorda County Navigation
District Number One, Revenue
(Houston Lighting and
Power Company Project)
(Insured; AMBAC)	5.13	11/1/28	4,295,000		4,508,805

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	14,705,000	[c]	15,653,325
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	6,650,000	[c]	6,885,676
Texas Department of
Housing and Community Affairs,
Home Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	13.14	7/2/24	700,000	[g]	767,802
Texas Department of
Housing and Community Affairs,
Residential Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	5.35	7/1/33	4,540,000		4,553,211
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.25	8/15/42	5,375,000	[c]	5,330,011
Virginia—4.3%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System)
(Insured; Assured Guaranty
Municipal Corp.)	11.14	8/23/27	7,200,000	[g]	8,115,552
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	5,140,000		5,517,379
Washington County Industrial
Development Authority,
HR (Mountain States
Health Alliance)	7.75	7/1/38	3,000,000		3,405,630
Washington—4.1%
Barclays Capital Municipal Trust
Receipts (King County,
Sewer Revenue)	5.00	1/1/29	8,577,246	[a,b]	9,462,059

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	5,975,000		6,656,748
West Virginia—2.0%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	7,920,000		7,769,441
Wisconsin—5.9%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	6.13	6/1/12	3,865,000	[f]	3,978,940
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.00	6/1/12	14,570,000	[f]	15,062,757
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000		4,080,440
U.S. Related—5.6%
Guam,
GO	7.00	11/15/39	1,500,000		1,549,725
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,500,000		1,522,665
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,610,000		1,683,142
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	2,390,000		2,642,049
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	2,500,000		2,578,125

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	10,000,000		10,811,600
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Notes)
(Senior Lien/Capital Projects)	5.00	10/1/39	1,250,000		1,155,513
Total Long-Term Municipal Investments
(cost $552,830,347)					580,082,290

Short-Term Municipal
Investments—1.3%
California—.7%
California,
Economic Recovery Bonds
(LOC; JPMorgan Chase Bank)	0.07	12/1/11	1,400,000	[h]	1,400,000
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement
System and Citibank NA)	0.09	12/1/11	300,000	[h]	300,000
Irvine Assessment District Number
05-21, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.14	12/1/11	1,400,000	[h]	1,400,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—.6%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.12	12/1/11	2,200,000 [h]	2,200,000
Total Short-Term Municipal Investments
(cost $5,300,000)				5,300,000

Total Investments (cost $558,130,347)			148.2%	585,382,290
Liabilities, Less Cash and Receivables			(12.9%)	(50,926,880)
Preferred Stock, at redemption value			(35.3%)	(139,500,000)
Net Assets Applicable to Common Shareholders			100.0%	394,955,410

a Collateral for floating rate borrowings.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2011, these securities were valued at $129,832,360 or 32.9% of net assets applicable to Common Shareholders.
c At November 30, 2011, the fund had $101,165,117 or 25.6% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Non-income producing—security in default.
f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
g Inverse floater security—the interest rate is subject to change periodically. Rate shown is the interest rate in effect at
November 30, 2011.
h Variable rate demand note—rate shown is the interest rate in effect at November 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	19.5
AA		Aa		AA	22.9
A		A		A	30.2
BBB		Baa		BBB	19.5
BB		Ba		BB	2.9
B		B		B	.8
CCC		Caa		CCC	.8
F1		MIG1/P1		SP1/A1	.6
Not Rated[i]		Not Rated[i]		Not Rated[i]	2.8
					100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	23

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	558,130,347	585,382,290
Interest receivable		9,742,613
Prepaid expenses		15,220
		595,140,123
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		292,369
Cash overdraft due to Custodian		2,062,884
Payable for floating rate notes issued—Note 3		57,128,615
Payable for investment securities purchased		915,972
Interest and expense payable related
to floating rate notes issued—Note 3		115,330
Commissions payable		7,427
Dividends payable to Preferred Shareholders		3,167
Accrued expenses		158,949
		60,684,713
Auction Preferred Stock, Series A, B and C, par value
$.001 per share (5,580 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		139,500,000
Net Assets Applicable to Common Shareholders ($)		394,955,410
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,751,823 shares issued and outstanding)		48,752
Paid-in capital		423,488,653
Accumulated undistributed investment income—net		8,944,685
Accumulated net realized gain (loss) on investments		(64,778,623)
Accumulated net unrealized appreciation
(depreciation) on investments		27,251,943
Net Assets Applicable to Common Shareholders ($)		394,955,410
Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,751,823
Net Asset Value, per share of Common Stock ($)		8.10

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2011

Investment Income ($):
Interest Income	32,202,047
Expenses:
Investment advisory fee—Note 2(a)	2,595,073
Administration fee—Note 2(a)	1,297,537
Interest and expense related to floating rate notes issued—Note 3	366,489
Commission fees—Note 1	232,316
Professional fees	106,997
Shareholders’ reports	72,757
Directors’ fees and expenses—Note 2(b)	63,548
Registration fees	50,192
Shareholder servicing costs	28,096
Custodian fees—Note 2(a)	3,740
Miscellaneous	99,128
Total Expenses	4,915,873
Less—reduction in investment advisory fee
due to undertaking—Note 2(a)	(519,015)
Net Expenses	4,396,858
Investment Income—Net	27,805,189
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(21,888,260)
Net unrealized appreciation (depreciation) on investments	33,481,801
Net Realized and Unrealized Gain (Loss) on Investments	11,593,541
Dividends to Preferred Shareholders	(436,571)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations	38,962,159

See notes to financial statements.

The Fund	25

STATEMENT OF CASH FLOWS
Year Ended November 30, 2011

Cash Flows from Operating Activities ($):
Interest received	32,347,488
Operating expenses paid	(4,076,387)
Dividends paid to Preferred Shareholders	(438,195)
Purchases of portfolio securities	(104,991,704)
Net purchases of short-term portfolio securities	(4,900,000)
Proceeds from sales of portfolio securities	108,250,269
		26,191,471
Cash Flows from Financing Activities ($):
Net proceeds from floating rate notes issued	10,588,615
Dividends paid to Common Shareholders	(26,300,171)
Redemptions of Auction Preferred Stock	(9,975,000)
Interest and expense related to floating rate notes issued paid	(409,605)	(26,096,161)
Increase in cash		95,310
Cash overdraft at beginning of period		(2,158,194)
Cash overdraft at end of period		(2,062,884)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		38,962,159
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		17,970,485
Decrease in receivable for investment securites sold		3,010,833
Decrease in payable for investment securities purchased		(734,493)
Decrease in interest receivable		73,489
Decrease in commissions payable and accrued expenses		(54,952)
Decrease in prepaid expenses		7,122
Increase in Due to The Dreyfus Corporation and affiliates		1,812
Decrease in dividends payable to Preferred Shareholders		(1,624)
Interest and expense related to floating rate notes issued		366,489
Net unrealized appreciation on investments		(33,481,801)
Net amortization of premiums on investments		71,952
Net Cash Provided by Operating Activities		26,191,471
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		1,430,458

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2011	2010
Operations ($):
Investment income—net	27,805,189	28,800,183
Net realized gain (loss) on investments	(21,888,260)	(5,075,623)
Net unrealized appreciation
(depreciation) on investments	33,481,801	396,358
Dividends to Preferred Shareholders	(436,571)	(674,699)
Net Increase in Net Assets
Applicable to Common Shareholders
Resulting from Operations	38,962,159	23,446,219
Dividends to Common Shareholders from ($):
Investment income—net	(27,730,629)	(26,194,055)
Capital Stock Transactions ($):
Dividends reinvested	1,430,458	584,516
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	12,661,988	(2,163,320)
Net Assets Applicable to
Common Shareholders ($):
Beginning of Period	382,293,422	384,456,742
End of Period	394,955,410	382,293,422
Undistributed investment income—net	8,944,685	9,525,360
Capital Share Transactions (Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	185,781	70,313

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	7.87	7.93	6.76	8.60	9.21
Investment Operations:
Investment income—net[a]	.57	.59	.64	.63	.62
Net realized and unrealized
gain (loss) on investments	.24	(.10)	1.02	(1.86)	(.59)
Dividends to Preferred Shareholders
from investment income—net	(.01)	(.01)	(.03)	(.14)	(.14)
Total from Investment Operations	.80	.48	1.63	(1.37)	(.11)
Distributions to Common Shareholders:
Dividends from investment income—net	(.57)	(.54)	(.46)	(.47)	(.50)
Net asset value, end of period	8.10	7.87	7.93	6.76	8.60
Market value, end of period	8.39	7.94	7.58	5.53	7.77
Total Return (%)[b]	13.67	11.95	46.74	(24.12)	(1.17)

		Year Ended November 30,
	2011	2010	2009	2008	2007
Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets applicable
to Common Stock[c]	1.30	1.30	1.37	1.44	1.43
Ratio of net expenses to
average net assets applicable
to Common Stock[c]	1.16	1.16	1.21	1.30	1.28
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[c]	.10	.07	.01	.12	.17
Ratio of net investment income
to average net assets
applicable to Common Stock[c]	7.36	7.30	8.65	7.89	7.01
Ratio of total expenses
to total average net assets	.95	.91	.90	.98	1.00
Ratio of net expenses
to total average net assets	.85	.81	.80	.88	.90
Ratio of interest and expense related
to floating rate notes issued
to total average net assets	.07	.05	.01	.08	.12
Ratio of net investment income
to total average net assets	5.36	5.11	5.68	5.34	4.90
Portfolio Turnover Rate	20.50	25.94	31.59	53.01	55.89
Asset coverage of Preferred Stock,
end of period	383	356	307	276	324
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	394,955	382,293	384,457	327,879	417,177
Preferred Stock outstanding,
end of period ($ x 1,000)	139,500	149,475	186,000	186,000	186,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Investment Servicing (US) Inc., a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent.The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DSM.

The fund has outstanding 1,860 shares of Series A, Series B and Series C, for a total of 5,580 shares, of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

During the period ended November 30, 2011, the fund announced the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	101	2,525,000	January 18, 2011
B	101	2,525,000	January 20, 2011
C	101	2,525,000	January 18, 2011
A	32	800,000	February 15, 2011
B	32	800,000	February 17, 2011
C	32	800,000	February 14, 2011
Total	399	9,975,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	585,382,290	—	585,382,290

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the Dividend Reinvestment and Cash Purchase Plan.

On November 29, 2011, the Board of Directors declared a cash dividend of $0.0475 per share from investment income-net, payable on December 30, 2011 to Common Shareholders of record as of the close of business on December 14, 2011.

(d) Dividends to Shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of November 30, 2011, for each Series of APS were as follows: Series A-0.213%, Series B-0.229% and Series C-0.229%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

average dividend rates for the period ended November 30, 2011 for each Series of APS were as follows: Series A-0.309%, Series B-0.307% and Series C-0.312%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $9,671,224, accumulated capital losses $65,116,962 and unrealized appreciation $27,590,282.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2011. If not applied, $10,957,023 of the carryover expires in fiscal 2012, $1,427,978 expires in fiscal 2015, $5,522,685 expires in fiscal 2016, $20,261,695 expires in fiscal 2017, $5,075,623 expires in fiscal 2018 and $21,871,958 expires in fiscal 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2011 and November 30, 2010 were as follows: tax exempt income $28,038,726 and $26,747,425 and ordinary income $128,474 and $121,329, respectively.

During the period ended November 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and a capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $218,664, increased accumulated net realized gain (loss) on investments by $5,547,052 and decreased paid-in capital by $5,328,388. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with BNY Mellon Investment Servicing (US) Inc.The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). Out-of pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus has agreed from December 1, 2010 through May 31, 2012, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).The reduction in investment advisory fee, pursuant to the undertaking, amounted to $519,015 during the period ended November 30, 2011.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2011, the fund was charged $3,740 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

During the period ended November 30, 2011, the fund was charged $6,356 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $329,939, custodian fees $1,679 and chief compliance officer fees $4,743, which are offset against an expense reimbursement currently in effect in the amount of $43,992.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2011, amounted to $104,257,211 and $115,828,051, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2011, was approximately $52,654,500, with a related weighted average annualized interest rate of .70%.

At November 30, 2011, the cost of investments for federal income tax purposes was $500,663,393; accordingly, accumulated net unrealized appreciation on investments was $27,590,282, consisting of $35,040,613 gross unrealized appreciation and $7,450,331 gross unrealized depreciation.

The Fund	39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2012

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by BNY Mellon Investment Servicing (US) Inc., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o BNY Mellon Investment Servicing (US) Inc., Shareholder Investment Plan, P.O. Box 35803, Pittsburgh, PA 15252-8035, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

The Fund	41

ADDITIONAL INFORMATION (Unaudited) (continued)

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator ‘s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock and floating rate notes, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. During the fiscal year ended November 30, 2011, the fund redeemed $9,975,000 of its outstanding Preferred Stock, the leverage that had been provided by the redeemed Preferred Stock was replaced through the purchase of tax-exempt tender option bonds. In order for this form of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates.At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or floating rate notes, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended November 30, 2011, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund’s portfolio.

The Fund	43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $128,474 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 10, 2011.

		Shares
	For		Authority Withheld
To elect four Class III Directors: †
David W. Burke	42,526,723		1,926,603
Hans C. Mautner	42,654,441		1,798,885
Burton N. Wallack	42,725,892		1,727,434
John E. Zuccotti††	3,808		71

†	The terms of these Class III Directors expire in 2014.
††	Elected solely by APS holders, Common Shareholders not entitled to vote.

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement with Dreyfus pursuant to which Dreyfus provides the fund with investment advisory services, and the fund’s separate Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services (together, the “Agreements”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board considered information previously provided to them in a presentation from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus’ representatives noted the fund’s closed-end structure. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance on a net asset value basis variously was at or below the Performance Group median for the various time periods, and was variously at, above, and below the Performance Universe median for the various time periods.The Board also noted that the fund’s total return performance on a market price basis variously was above the Performance Group median for various time periods except the 10-year period and variously above or below the Performance Universe median for the various time periods.

The Board also noted that the fund’s yield performance, on a net asset value basis and on a market price basis, was variously at, above, or below the Performance Group median and the Performance Universe median for the various time periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Fund	47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board received a presentation from the fund’s portfolio managers, who described how the dramatic changes to the municipal bond market over the prior several years, evidenced by historically high priced volatility and liquidity challenges, suggest an increased focus on downside risk in the fund’s portfolio.The portfolio managers also discussed the strategy implemented for the fund in 2009, quantitative risk management tools applied to overseeing the fund, the fund’s current structure to defend against interest rate volatility, and credit review policies and strategies that seek to mitigate credit risk.The portfolio managers also explained the fund’s performance relative to its duration structure, credit structure, and the market and economic environment.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median, and the fund’s actual total expenses approximated the Expense Group median and were below the Expense Universe median. A Dreyfus representative noted that the undertaking by Dreyfus to waive receipt of .10% of the fund’s investment advisory fee would be extended through May 31, 2012.

Dreyfus representatives reviewed with the Board members the management or investment advisory fees paid to Dreyfus or its affiliates by funds in the same Lipper category as the fund, or by separate accounts and/or other types of client portfolios managed by Dreyfus or Standish Mellon Asset Management Company, a Dreyfus affiliate and the primary employer of the fund’s primary portfolio managers, considered to have similar investment strategies and policies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts. Dreyfus representatives noted that neither Dreyfus nor Standish advise any separate accounts and/or other types of client portfolios considered to have similar investment strategies and policies as the fund.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant

factors.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that the possibility that Dreyfus may have realized any economies of scale is less with respect to a closed-end fund that maintains a generally stable asset size. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset

The Fund	49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Current term expires in 2012
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
David W. Burke (75)
Board Member (1994)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
William Hodding Carter III (76)
Board Member (1988)
Current term expires in 2012
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Gordon J. Davis (70)
Board Member (2006)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 43

The Fund	51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (69)
Board Member (2006)
Current term expires in 2012
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Ehud Houminer (71)
Board Member (1994)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Richard C. Leone (71)
Board Member (1987)
Current term expires in 2012
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 29
———————
Hans C. Mautner (74)
Board Member (1987)
Current term expires in 2014
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 29

Robin A. Melvin (48)
Board Member (1995)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
No. of Portfolios for which Board Member Serves: 53
———————
Burton N.Wallack (61)
Board Member (2006)
Current term expires in 2014
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 29
———————
John E. Zuccotti (74)
Board Member (1987)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
No. of Portfolios for which Board Member Serves: 29
———————
The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork,
NewYork 10166.
Arnold S. Hiatt, Emeritus Board Member

The Fund	53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 164 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President since August 2005 and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund	55

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipal Bond Fund, Inc.

The NetAssetValue appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal
Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,830 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $46,082 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,496 in 2010 and $2,460 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $189 in 2010 and $160 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $33,851,490 in 2010 and $17,593,159 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of  all of the non-interested Board members, who are: Richard C. Leone, Joseph S. DiMartino, David W. Burke, Hodding Carter III, Joni Evans, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        None

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of January 31, 2012, the date of the filing of this report:

            Daniel A. Barton manages the Registrant.

(a)               (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Dan Barton and Steven Harvey.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive).  Each Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund.  Funding for Standish Mellon Asset Management Company LLC (SMAM) Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company performance.  Therefore, all bonus awards are based initially on SMAM's performance.  The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan.  Annual awards are granted in March, for the prior calendar year.  Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year.  Goals are to a substantial degree based on investment performance, including performance for one and three year periods.  Also considered in determining individual awards are team participation and general contributions to SMAM.

All portfolio managers are also eligible to participate in the SMAM Long Term Incentive Plan.  This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of SMAM (capped at 20% per year).   Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Dan Barton	6	2,646 M	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Dan Bartom	Dreyfus Strategic Municipal Bond Fund, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                         None

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 31, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	October 31, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)